UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

(May 9, 2005)

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification Number
1-11255	AMERCO (A Nevada Corporation)	88-0106815
1325 Airmotive Way, Ste. 100
Reno, Nevada 89502
Telephone: (775) 688-6300

2-38498	U-Haul International, Inc.	86-0663060
(A Nevada Corporation)
2727 N. Central Avenue
Phoenix, Arizona 85004
Telephone: (602) 263-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On June 8, 2005, AMERCO (the “Company”) obtained approximately $945 million in financing from three separate asset-backed facilities to complete the Company’s refinancing that was previously announced on May 9, 2005. These facilities consist of a $240 million senior mortgage loan funded by Merrill Lynch, a $465 million hybrid real estate-backed loan funded by Merrill Lynch and a $240 million senior mortgage loan funded by Morgan Stanley.

     The Company will use the proceeds from these facilities to repay existing indebtedness plus a one-time pre-tax charge estimated to be $34 million associated with early payment of the Company’s existing debt. The Company will use the remaining proceeds for its capital and operational needs.

     The description of the foregoing matters is not complete and is qualified in its entirety by the full text of the facility agreements, copies of certain of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and are incorporated herein by this reference. A copy of the press release announcing the completion of the refinancing is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

     On June 9, 2005, the Company announced that the Arizona Department of Insurance signed an Order releasing Republic Western Insurance Company from administrative supervision. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

10.1	Amended and Restated Credit Agreement, dated June 8, 2005, among Amerco Real Estate Company, Amerco Real Estate Company of Texas, Inc., Amerco Real Estate Company of Alabama, Inc., U-Haul Co. of Florida, Inc., U-Haul International, Inc. and Merrill Lynch Commercial Finance Corp.

10.2	Security Agreement, dated June 8, 2005, by Amerco Real Estate Company, Amerco Real Estate Company of Texas, Inc., Amerco Real Estate Company of Alabama, Inc., U-Haul Co. of Florida, Inc., U-Haul International, Inc. and the Marketing Grantors named therein in favor of Merrill Lynch Commercial Finance Corp.

10.3	Guarantee, dated June 8, 2005, by U-Haul International, Inc. in favor of Merrill Lynch Commercial Finance Corp.

10.4	Promissory Note, dated June 8, 2005 by Amerco Real Estate Company, Amerco Real Estate Company of Texas, Inc., Amerco Real Estate Company of Alabama, Inc., U-Haul Co. of Florida, Inc. and U-Haul International, Inc.

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10.5	Form of Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated June 8, 2005, in favor of Morgan Stanley Mortgage Capital Inc.

10.6	Form of Promissory Note, dated June 8, 2005, in favor of Morgan Stanley Mortgage Capital Inc.

10.7	Form of Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated June 8, 2005, in favor of Merrill Lynch Mortgage Lending, Inc.

10.8	Form of Promissory Note, dated June 8, 2005, in favor of Merrill Lynch Mortgage Lending, Inc.

99.1	Press Release dated June 9, 2005 (regarding closing of refinancing).

99.2	Press Release dated June 9, 2005 (regarding Arizona Department of Insurance release).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 14, 2005

AMERCO

/s/ Edward J. Shoen

Edward J. Shoen, President

U-Haul International, Inc.

/s/ Edward J. Shoen

Edward J. Shoen, President

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